UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2026

PLUS THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34375	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6420 LEVIT GREEN BOULEVARD Suite 310
Houston, Texas		77021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (737) 255-7194

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PSTV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this report is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

On March 11, 2026, the Board of Directors of Plus Therapeutics, Inc. (the “Company”) determined that the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) will be held on Thursday, May 14, 2026, at 9:00 a.m. Eastern Time. The 2026 Annual Meeting will be held virtually by means of remote communication. Stockholders of record of the Company’s common stock at the close of business on March 18, 2026 will be entitled to notice of, and to vote at, the 2026 Annual Meeting. The Company, however, reserves the right to change the record date, and the date, time and place of the 2026 Annual Meeting prior to the Annual Meeting.

Because the scheduled date of the 2026 Annual Meeting is more than 30 days before the anniversary of the Company’s 2025 Annual Meeting of Stockholders, the deadlines for stockholders to propose actions for consideration or to nominate individuals to serve as directors at the 2026 Annual Meeting previously set forth in the Company’s 2025 proxy statement are no longer applicable. Pursuant to Rule 14a-5(f) and Rule 14a-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is providing notice of revised deadlines in connection with the 2026 Annual Meeting (i) for the submission of stockholder proposals in compliance with Rule 14a-8 of the Exchange Act (“Rule 14a-8”) and (ii) under the advance notice provisions of the Company’s Bylaws (the “Bylaws”) applicable to stockholders desiring to bring nominations for directors or proposals other than pursuant to Rule 14a-8.

To be considered for inclusion in proxy materials for the 2026 Annual Meeting, stockholder proposals submitted pursuant to Rule 14a-8 and intended to be presented at the 2026 Annual Meeting must be received by the Company’s Corporate Secretary at 6420 Levit Green Boulevard, Suite 310, Houston, Texas 77021, Attention: Corporate Secretary, no later than March 22, 2026, which the Company believes to be a reasonable time before it expects to begin to print and send its proxy materials for the 2026 Annual Meeting. Any proposal received after such date will be considered untimely. All Rule 14a-8 proposals must be in compliance with applicable laws and regulations in order to be considered for inclusion in the Company’s proxy materials for the 2026 Annual Meeting.

Pursuant to the Company’s Bylaws, stockholders seeking to bring business before the Annual Meeting or to nominate candidates for election as directors at the Annual Meeting must deliver such proposals or nominations to 6420 Levit Green Boulevard, Suite 310, Houston, Texas 77021, Attention: Corporate Secretary, not later than 5:00 p.m. Eastern Time on Monday, March 22, 2026. Any stockholder proposal or director nomination must also comply with the requirements of Delaware law, the rules and regulations promulgated by the SEC and the Bylaws, as applicable.

In addition to satisfying the above requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s director nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than March 22, 2026 to the address set forth above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUS THERAPEUTICS, INC.

Date:	March 12, 2026	By:	/s/ Marc H. Hedrick, M.D.
Marc H. Hedrick, M.D. President and Chief Executive Officer